The UBS Funds

Supplement to the Prospectus and Statement of Additional Information | June 27, 2018

Includes:

•  UBS Dynamic Alpha Fund
•  UBS Global Allocation Fund
•  UBS International Sustainable Equity Fund
•  UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)
•  UBS U.S. Small Cap Growth Fund
•  UBS Municipal Bond Fund
•  UBS Total Return Bond Fund

Dear Investor,

The purpose of this supplement is to inform you of certain updates to the above-listed series (each a "Fund," and together the "Funds"), each a series of The UBS Funds (the "Trust").

At the recommendation of UBS Asset Management (Americas) Inc., each Fund's investment advisor, the Board of Trustees of the Trust approved the closure of Class C of each Fund and the automatic conversion of Class C shares of each Fund into Class A shares of the same Fund (the "Conversion").

Effective on or about July 12, 2018 (the "Closure Date"), the Funds will cease offering Class C shares. New or additional investments into Class C shares, including investments through an automatic investment plan, will not be permitted after the Closure Date.

On or about October 12, 2018 (the "Conversion Date"), all outstanding Class C shares of each Fund will be automatically converted into Class A shares of the same Fund. From the Closure Date to the Conversion Date (the "Conversion Period"), the 12b-1 distribution fees (currently, 0.50% of average net assets for UBS Municipal Bond Fund and UBS Total Return Bond Fund, and 0.75% of average net assets for all other Funds) and any contingent deferred sales charges applicable to Class C shares will be waived; 12b-1 service fees (currently, 0.25% of average net assets) will continue to be assessed. During the Conversion Period, automatic reinvestment of Class C share dividend and capital gain distributions will continue and existing shareholders may exchange their Class C shares of the Funds for Class C shares of other UBS Family Funds (as defined in the Prospectus), as permitted by existing exchange privileges. Upon the conversion of Class C shares into Class A shares, each Class C shareholder will own Class A shares having an aggregate value equal to the aggregate value of Class C shares held by that shareholder as of the close of business on the Conversion Date. Any contingent deferred sales charges applicable to Class C shares will be waived in connection with the conversion to Class A shares, and the 12b-1 service fee currently applicable to Class A shares will then apply to the converted shares. It is anticipated that the conversion of Class C shares into Class A shares will be tax-free for federal income tax purposes.

ZS-960

The Conversion will occur without any action being necessary from shareholders.

Accordingly, effective as of the Conversion Date, all references to Class C shares of the Funds in the Prospectus and the Statement of Additional Information are hereby deleted.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.